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EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, I, Thomas C. Dowlan, President and Chief Executive Officer of San Rafael Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 that:

        (1)   such Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in such Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of San Rafael Bancorp.

Dated: March 29, 2004	/S/ KIT M. COLE KIT M. COLE President and Chief Executive Officer (Principal Executive Officer)

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CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350